POWER OF ATTORNEY




      Know all by these presents that the
undersigned hereby constitutes and appoints Robert
Buckley, Paula A. Pluta and Joanna Tow as his true
and lawful attorneys-in-fact to:
(1)	execute for and on behalf of
the undersigned Forms 3, 4
and 5 in accordance with
Section 16(a) of the
Securities Exchange Act of
1934, as amended, and the
rules thereunder, for and in
relation to any and all
reportable transactions in the
securities of GSI Group, Inc.;
(2)	do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete the execution of
any such Form 3, 4 and 5 and
timely filing of such forms
with the United States
Securities and Exchange
Commission and any other
authority; and
(3)	take any other action of any
type whatsoever in
connection with the
foregoing which, in the
opinion of such attorneys-in-
fact, may be of benefit to, in
the best interest of, or legally
required by, the undersigned,
it being understood that the
documents executed by such
attorneys-in-fact on behalf of
the undersigned pursuant to
this Power of Attorney shall
be in such form and shall
contain such terms and
conditions as such attorneys-
in-fact may approve in their
discretion.
      The undersigned hereby grants to each
attorney-in-fact, individually, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that each attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934, as amended.
      IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be executed as of this 9th day of August, 2011.


/s/ Jamie B. Bader
Signature

Jamie B. Bader
Print Name